SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(A) of the Securities
                    Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant Filed by a Party other than the Registrant Check the appropriate box:

Filed by the  Registrant                [X]
Filed by a Party other than
  the Registrant                        [ ]
Check the appropriate box:

[X]  Preliminary Proxy Statement        [ ]  Confidential, for Use of
                                             the Commission Only
                                             (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

                                        April 1, 1998


Dear Shareholder:

     The Fund's Board of Directors is proposing that you vote to permit the Fund to invest up to 35% of its assets in Asian debt securities.

     As Chairman of the Fund and one of its founders, I strongly recommend that you vote in favor of this proposal. It carries with it the unanimous recommendations of the full Board.

     When we started the Fund back in 1986, our aim was to provide U.S. investors with the opportunity to capitalize on the high interest rate then available in Australia. Those rates are no longer available in Australia or in other developed countries. However, we believe the high interest rates now available in Asia will permit the Fund to maintain its long-term record of providing you with solid total return. Investment in the Asian marketplace presents future opportunity for the Fund consistent with its past.

Sincerely,


Laurence S. Freedman
Chairman

[LOGO]                                                  Gateway Center 3
                                                        100 Mulberry Street
                                                        Newark, New Jersey 07102
                                                        (800) 451-6788

                                                        April 1, 1998

Dear Shareholder:

     The Annual  Meeting  of  Shareholders  is to be held at 3:00 p.m.  (Eastern
Time), on Thursday, May 7, 1998, at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York. A Proxy Statement regarding the meeting, proxy card for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy are enclosed.

     At the Annual Meeting, the holders of the Fund's common stock will elect the Fund's Class I Directors for a three-year term, the holders of the Fund's preferred stock will vote separately as a single class to elect two additional Directors, and the holders of both common and preferred stock will consider the ratification of the selection of Price Waterhouse LLP as independent public accountants. Shareholders will also vote on a proposal to amend the Fund's investment policies and restrictions to allow the Fund to invest in Asian debt securities. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

     Your Directors recommend that the shareholders vote in favor of each of the foregoing matters.

LAURENCE S. FREEDMAN                                            BRIAN M. SHERMAN
Chairman                                                               President

        SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE
         ENCLOSED ENVELOPE SO AS TO ASSURE A QUORUM AT THE MEETING. THIS
            IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

                   THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

                                Gateway Center 3
                               100 Mulberry Street
                            Newark, New Jersey 07102

                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   May 7, 1998

                          ----------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York on Thursday, May 7, 1998, at 3:00 p.m. (Eastern Time), for the following purposes:

     (1) To elect four Directors to serve as Class I Directors for a three-year term;

     (2) To elect two Directors to represent the interests of the holders of preferred stock for the ensuing year;

     (3) To ratify the selection of Price Waterhouse LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1998; and

      (4) To amend the Fund's investment policies and restrictions to allow the Fund to invest a portion of its assets in Asian debt securities.

     The Board of Directors has fixed the close of business on March 20, 1998 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment thereof.

     The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting, the persons named as proxies may propose one or more adjournments of the meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

                                             By Order of the Board of Directors,
                                             Roy M. Randall, Secretary

Newark, New Jersey
April 1, 1998

--------------------------------------------------------------------------------
IMPORTANT: You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                   THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

                                Gateway Center 3
                               100 Mulberry Street
                            Newark, New Jersey 07102

                           --------------------------

                         Annual Meeting of Shareholders
                                   May 7, 1998

                           --------------------------


                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The First Australia Prime Income Fund, Inc. (the "Fund"), a Maryland corporation, to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Thursday, May 7, 1998, at 3:00 p.m. (Eastern time) (the "Meeting"). The approximate mailing date for this Proxy Statement is April 3, 1998 or as soon as practicable thereafter.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies submitted by holders of the Fund's common stock will be voted in favor of Proposals 1, 3 and 4 and proxies submitted by holders of the Fund's preferred stock will be voted in favor of Proposals 2, 3 and 4. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102).

     The following table indicates which class of the Fund's shareholders is being solicited with respect to each Proposal to be considered at the Meeting.

                                   Solicitation of          Solicitation of
                                   Vote of Common          Vote of Preferred
                                    Stockholders       Stockholders (Series A-I)
                                   ---------------     -------------------------
Proposal 1:
Election of Class I Directors            Yes                      No

Proposal 2:
Election of Preferred Directors          No                       Yes


                                             Solicitation of          Solicitation of
                                             Vote of Common          Vote of Preferred
                                              Stockholders       Stockholders (Series A-I)
                                             ---------------     -----------------------

Proposal 3:
Selection of Independent Public                    Yes                      Yes
Accountants

Proposal 4:
Amendment to Investment                            Yes                      Yes
Policies and Restrictions to Allow the
Fund to Invest a portion of its assets
in Asian Debt Securities


     The Board of Directors has fixed the close of business on March 20, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held. As of March 20, 1998, the Fund had outstanding ____________ shares of common stock, par value $.01 per share; 3,000 shares of Auction Market Preferred Stock, Series A, par value $.01 per share; 3,000 shares of Auction Market Preferred Stock, Series B, par value $.01 per share; 2,000 shares of Auction Market Preferred Stock, Series C, par value $.01 per share; 4,000 shares of Auction Market Preferred Stock, Series D, par value $.01 per share; 2,000 shares of Auction Market, Preferred Stock, Series E, par value $.01 per share; 2,000 shares of Auction Market Preferred Stock, Series F, par value $.01 per share; 3,000 shares of Auction Market Preferred Stock, Series G, par value $.01 per share; 2,500 shares of Auction Market Preferred Stock, Series H, par value $.01 per share; and 2,500 shares of Auction Market Preferred Stock, Series I, par value $.01 per share. To the best knowledge of management of the Fund, as of the record date, no persons or group beneficially own more than five percent of the outstanding shares of common or preferred stock of the Fund.

     The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended October 31, 1997, and a copy of any more recent reports, to any Fund shareholder upon request. To request a copy, please call or write to the Fund's Administrator, Prudential Mutual Fund Management, Inc., Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102, Telephone:
1-800-451-6788.

                    PROPOSAL 1: ELECTION OF CLASS I DIRECTORS

     The Fund's By-laws provide that the Board of Directors to be elected by holders of the Fund's common stock will be divided into three classes, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire. Anthony E. Aaronson, Roger C.

Maddock, Neville Miles and John T. Sheehy, Directors who were elected to serve until the Meeting, have been nominated for a three-year term to expire at the Annual Meeting of Shareholders to be held in 2001 and until their successors are duly elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

     It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below under Class I for a three-year term. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

     The following table sets forth certain information concerning each nominee for election as a Director and each Director of the Fund. Each of the nominees is currently a Director of the Fund.


                                                                                                       Shares of
                                                                                                        Common
                                                                                                         Stock
                                                                                                      Beneficially
                                                                                                       Owned and
                                            Present Office with the Fund,                              % of Total
       Name and Address of                    Principal Occupation or                      Director   Outstanding
     each Director or Nominee               Employment and Directorships          Age      Since    on 10/31/97 (1)
     ------------------------               ----------------------------          ---      -----    ---------------

                            Class I (Current Directors and Nominees for Term Expiring
                                          at the Annual Meeting to be held in 2001)

Anthony E. Aaronson (+)              Director, The First Australia Fund, Inc.       61      1986            _
116 South Anita Avenue               (since 1985); Tony Aaronson (textile agent)
Los Angeles, CA 90049                (since 1993); Vice President, Fortune
                                     Fashions (1992-1993); President,
                                     Fashion Fabric Division, Forrest
                                     Fabrics (textiles) (August 1991-1992);
                                     Director, PKE Incorporated (consulting
                                     company) (1988-1990); Director,
                                     Textile Association of Los Angeles
                                     (1990-1993); Vice President, Textile
                                     Association of Los Angeles
                                     (1996-1997); Director, O.T.C. Sales,
                                     Emday Fabrics Co. (textiles)
                                     (1986-1991); Executive Vice-President
                                     and Secretary-Treasurer, J&J Textiles
                                     Inc. (1982-1986).

                                        3

                                                                                                       Shares of
                                                                                                        Common
                                                                                                         Stock
                                                                                                      Beneficially
                                                                                                       Owned and
                                            Present Office with the Fund,                              % of Total
       Name and Address of                    Principal Occupation or                      Director   Outstanding
     each Director or Nominee               Employment and Directorships          Age      Since    on 10/31/97 (1)
     ------------------------               ----------------------------          ---      -----    ---------------

Roger C. Maddock (*)                 Director, The First Australia Fund, Inc.       47      1992            _
Union House,                         (since 1992) and The First Commonwealth
Union Street                         Fund, Inc. (since 1992); Chairman and
St. Helier, Jersey                   Managing Director, EquitiLink International
Channel Islands JE4 8TQ              Management Limited (since 1985); Partner,
United Kingdom                       Jackson Fox, Chartered Accountants (since
                                     1981); Director, Worthy Trust Company
                                     Limited (since 1993); Director,
                                     Professional Consultancy Services
                                     Limited (since 1983); Director,
                                     Hollywell Spring, Limited (since
                                     1987); Director, The EquitiLink
                                     Private Gold Investment Fund Limited
                                     (since 1992); Director,
                                     CentraLink-EquitiLink Investment
                                     Company Limited (since 1994).

Neville Miles                        Director, The First Australia Fund, Inc.       51      1996            _
23 Regent Street                     (since 1996); Director, MaxiLink Limited
Paddington, N.S.W. 2021              (investment company); Director, Walker
Australia                            Corp. Limited (property development);
                                     Director, First Resources Development
                                     Fund Limited (investment company);
                                     Executive Director, EL&C Ballieu
                                     Limited (stock broker) (1994-1996);
                                     Executive Director, Old Minnett
                                     Securities Limited (stock broker)
                                     (1998-1994).

                                        4

                                                                                                       Shares of
                                                                                                        Common
                                                                                                         Stock
                                                                                                      Beneficially
                                                                                                       Owned and
                                            Present Office with the Fund,                              % of Total
       Name and Address of                    Principal Occupation or                      Director   Outstanding
     each Director or Nominee               Employment and Directorships          Age      Since    on 10/31/97 (1)
     ------------------------               ----------------------------          ---      -----    ---------------

John T. Sheehy (+)                   Director, The First Australia Fund, Inc.       55      1986            _
2700 Garden Road                     (since 1985), First Australia Prime Income
Suite G                              Investment Company Limited (since 1986) and
Monterey, CA 93940                   The First Commonwealth Fund, Inc. (since
                                     1992); Managing Director, The Value
                                     Group LLC (merchant banking) (since
                                     1997); Director, Greater Pacific Food
                                     Holdings, Inc. (food industry
                                     investment company) (since 1993);
                                     Director, Video City, Inc. (video
                                     retail merchandising); Partner, Sphere
                                     Capital Partners (corporate
                                     consulting) (since 1987); Director,
                                     Sphere Capital Advisors (investment
                                     adviser); Director, Sandy Corporation
                                     (corporate consulting, communication
                                     and training) (since 1986); Managing
                                     Director, Black & Company
                                     (broker-dealer and investment
                                     bankers); Associate Director, Bear,
                                     Stearns & Co. Inc. (1985-1987);
                                     previously, Limited Partner, Bear,
                                     Stearns & Co. Inc.

                         Class II (Term Expiring at the Annual Meeting to be held in 1999)

Harry A. Jacobs, Jr. (*)             Director, The First Australia Fund, Inc.       76      1986            _
One New York Plaza                   (since 1985); Chairman and Chief Executive
New York, NY 10292                   Officer, Prudential Mutual Fund Management,
                                     Inc. (June-September 1993); Senior
                                     Director, Prudential Securities
                                     Incorporated (since 1986); previously,
                                     Chairman of the Board, Prudential
                                     Securities Incorporated (1982-1985);
                                     Chairman of the Board

                                        5


                                                                                                       Shares of
                                                                                                        Common
                                                                                                         Stock
                                                                                                      Beneficially
                                                                                                       Owned and
                                            Present Office with the Fund,                              % of Total
       Name and Address of                    Principal Occupation or                      Director   Outstanding
     each Director or Nominee               Employment and Directorships          Age      Since    on 10/31/97 (1)
     ------------------------               ----------------------------          ---      -----    ---------------

                                     and Chief Executive Officer, Bache Group,
                                     Inc. (1977-1982); Trustee, The Trudeau
                                     Institute (eleemosynary); Director of 11 investment companies affiliated with
                                     Prudential Securities Incorporated.

Rt. Hon. Malcolm Fraser,             Director, The First Australia Fund, Inc.       67      1986            _
  A.C., C.H. (++)                    (since 1985), First Australia Prime Income
44/55 Collins Street                 Investment Company Limited (since 1986) and
Melbourne, Victoria 3000             The First Commonwealth Fund, Inc. (since
Australia                            1992); International Consultant on
                                     Political, Economic and Strategic Affairs
                                     (since 1983); Partner, Nareen Pastoral
                                     Company (agriculture); Fellow, Center for
                                     International Affairs, Harvard University;
                                     International Council of Associates,
                                     Claremont University; Member, ANZ
                                     International Board of Advice (1987-1990);
                                     InterAction Council for Former Heads of
                                     Government (since 1987, Chairman since
                                     1997); Co-Chairman, Commonwealth Eminent
                                     Persons Group on Southern Africa
                                     (1985-1986); Chairman, United Nations
                                     Committee on African Commodity Problems
                                     (1989-1990); Consultant, The Prudential
                                     Insurance Company of America;
                                     Parliamentarian - Prime Minister of
                                     Australia (1975-1983).

                                        6


                                                                                                       Shares of
                                                                                                        Common
                                                                                                         Stock
                                                                                                      Beneficially
                                                                                                       Owned and
                                            Present Office with the Fund,                              % of Total
       Name and Address of                    Principal Occupation or                      Director   Outstanding
     each Director or Nominee               Employment and Directorships          Age      Since    on 10/31/97 (1)
     ------------------------               ----------------------------          ---      -----    ---------------

Brian M. Sherman (*)                 President of the Fund; President and           54      1986            _
Level 3                              Director, The First Australia Fund, Inc.
190 George Street                    (since 1985); Joint Managing Director
Sydney, N.S.W. 2000                  (since 1986) and Chairman (since 1985),
Australia                            First Australia Prime Income Investment
                                     Company Limited; Vice President and
                                     Director (since 1992) and Chairman (since
                                     1995), The First Commonwealth Fund, Inc.;
                                     Chairman and Joint Managing Director,
                                     EquitiLink Limited (since 1986); Chairman
                                     and Joint Managing Director, EquitiLink
                                     Australia Limited (since 1981); Director,
                                     EquitiLink International Management Limited
                                     (since 1985); Joint Managing Director,
                                     MaxiLink Limited (since 1987); Executive
                                     Director, MaxiLink Securities Limited
                                     (since 1987); Director, First Resources
                                     Development Fund Limited (since 1994);
                                     Director, Ten Group Limited (since 1994);
                                     Director, Telecasters North Queensland
                                     Limited (since 1993); Director, Sydney
                                     Organizing Committee for the Olympic Games.

Howard A. Knight                     Director, The First Australia Fund, Inc.       55      1993            _
Ives Street                          (since 1993); Director and Vice Chairman,
London SW3 2ND                       Scandinavian Broadcasting System S.A.
United Kingdom                       (television and radio broadcasting) (since
                                     1996); Private Investor Consultant
                                     (1994-1996); President of Investment
                                     Banking, Equity Transactions and Corporate
                                     Strategy, Prudential Securities

                                        7


                                                                                                       Shares of
                                                                                                        Common
                                                                                                         Stock
                                                                                                      Beneficially
                                                                                                       Owned and
                                            Present Office with the Fund,                              % of Total
       Name and Address of                    Principal Occupation or                      Director   Outstanding
     each Director or Nominee               Employment and Directorships          Age      Since    on 10/31/97 (1)
     ------------------------               ----------------------------          ---      -----    ---------------

                                     Incorporated (1991-1994); formerly Chairman and Chief Executive Officer, Avalon
                                     Corporation (1984-1990); Managing Director,
                                     President and Chief Executive Officer,
                                     Weeks Petroleum Limited (1982-1984);
                                     General Counsel, member of the Executive
                                     Committee and Director, Farrell Lines
                                     Incorporated (1976-1982); Partner, Cummings
                                     & Lockwood (1963-1976).

Peter D. Sacks (+)                   Director, The First Commonwealth Fund, Inc.    52      1993            _
33 Yonge Street                      (since 1992); President and Director, Toron
Suite 706                            Capital Markets, Inc. (currency, interest
Toronto, Ontario M5E 1G4             rate and commodity risk management) (since
Canada                               1988); Vice President and Treasurer,
                                     Midland Bank Canada (1987-1988); Vice
                                     President and Treasurer, Chase Manhattan
                                     Bank of Canada (1985-1987).

                         Class III (Term Expiring at the Annual Meeting to be held in 2000)

Sir Roden Cutler, V.C.,              Director, The First Australia Fund, Inc.       81      1986            _
  A.K., K.C.M.G.,                    (since 1985); Chairman (1986-1995) and
  K.C.V.O., C.B.E.,                  Director (since 1986), First Australia
  K.St.J. (++)                        Prime Income Investment Company Limited;
22 Ginahgulla Road                   Chairman (1992-1995) and Director (since
Bellevue Hill, N.S.W. 2023           1992), The First Commonwealth Fund, Inc.;
Australia                            Australia Director, Rothmans Holding Ltd.
                                     (formerly Rothmans Pall Mall) (tobacco)
                                     (1981-1994); Chairman, State Bank of New
                                     South Wales (1981-1986); Governor of New
                                     South Wales, Australia (1966-1981).

                                        8


                                                                                                       Shares of
                                                                                                        Common
                                                                                                         Stock
                                                                                                      Beneficially
                                                                                                       Owned and
                                            Present Office with the Fund,                              % of Total
       Name and Address of                    Principal Occupation or                      Director   Outstanding
     each Director or Nominee               Employment and Directorships          Age      Since    on 10/31/97 (1)
     ------------------------               ----------------------------          ---      -----    ---------------

David Lindsay Elsum (++)              Director, The First Australia Fund, Inc.       60      1986            _
9 May Grove                          (since 1985), First Australia Prime Income
South Yarra, Victoria 3141           Investment Company Limited (since 1986) and
Australia                            The First Commonwealth Fund, Inc. (since
                                     1992); Director, MaxiLink Ltd.; Chairman,
                                     Stodart Investment Pty. Ltd.; Chairman,
                                     Queen Victoria Market; Chairman, Melbourne
                                     Wholesale Fish Market Ltd.; Director
                                     Stateguard Friendly Society; Director,
                                     First Resources Development Fund; Member,
                                     Corporations and Securities Panel of the
                                     Australian Securities Commission; Member,
                                     Federal Administrative Appeals Tribunal;
                                     Adviser, TASA International Executive
                                     Search; Chairman, Health Computing Services
                                     Limited; President, State Superannuation
                                     Fund of Victoria (1986-1993); Director,
                                     IlTec Limited (1993-1996); Managing
                                     Director, The MLC Limited (insurance)
                                     (1984-1985); Managing Director, Renison
                                     Goldfields Consolidated Limited (mining)
                                     (1983-1984).

Laurence S. Freedman (*)             Vice President (since 1986) and Chairman       54      1986            _
Level 3                              (since 1995) of the Fund; Vice President
190 George Street                    and Director (since 1985) and Chairman
Sydney, N.S.W. 2000                  (since 1995), The First Australia Fund,
Australia                            Inc.; Joint Managing Director, First
                                     Australia Prime Income Investment Company
                                     Limited (since 1986); President and
                                     Director, The First Commonwealth

                                        9


                                                                                                       Shares of
                                                                                                        Common
                                                                                                         Stock
                                                                                                      Beneficially
                                                                                                       Owned and
                                            Present Office with the Fund,                              % of Total
       Name and Address of                    Principal Occupation or                      Director   Outstanding
     each Director or Nominee               Employment and Directorships          Age      Since    on 10/31/97 (1)
     ------------------------               ----------------------------          ---      -----    ---------------

                                     Fund, Inc. (since 1992); Founder and
                                     Director, EquitiLink Limited (since 1986);
                                     Joint Managing Director, EquitiLink
                                     Australia Limited (since 1982); Director,
                                     EquitiLink International Management Limited
                                     (since 1985); Chairman and Joint Managing
                                     Director, MaxiLink Limited (since 1987);
                                     Executive Director, MaxiLink Securities
                                     Limited (since 1987); Chairman and Joint
                                     Managing Director, First Resources
                                     Development Fund Limited (since 1994);
                                     Director, Ten Group Limited (since 1994);
                                     Director, Telecasters North Queensland
                                     Limited (since 1993); Managing Director,
                                     Link Enterprises (International) Pty.
                                     Limited (investment management company)
                                     (since 1980); Manager of Investments,
                                     Bankers Trust Australia Limited
                                     (1978-1980); Investment Manager,
                                     Consolidated Goldfields (Australia) Limited
                                     (natural resources investments)
                                     (1975-1978).

                                       10


                                                                                                       Shares of
                                                                                                        Common
                                                                                                         Stock
                                                                                                      Beneficially
                                                                                                       Owned and
                                            Present Office with the Fund,                              % of Total
       Name and Address of                    Principal Occupation or                      Director   Outstanding
     each Director or Nominee               Employment and Directorships          Age      Since    on 10/31/97 (1)
     ------------------------               ----------------------------          ---      -----    ---------------

Michael R. Horsburgh                 Director, The First Australia Fund, Inc.       52      1986            _
21,22/FI Ssang Yong Tower            (since 1985); Director, The First
23-2 Yuido-dong                      Commonwealth Fund, Inc. (since 1994);
Youngdungpo-gu,                      Executive Vice President, Hannuri
Seoul 150-010, Korea                 Securities & Investment, Ltd. (since
                                     October 1997); Managing Director, Carlson
                                     Investment Management, Inc. (1996- October
                                     1997); Director and Chief Executive
                                     Officer, Horsburgh Carlson Investment
                                     Management, Inc. (1991-1996); Director, The
                                     First Hungary Fund; Managing Director,
                                     Barclays de Zoete Wedd Investment
                                     Management (U.S.A.) (1990-1991); Special
                                     Associate Director, Bear, Stearns & Co.
                                     Inc. (1989-1990); Senior Managing Director,
                                     Bear, Stearns & Co. Inc. (1985-1989);
                                     General Partner, Bear, Stearns & Co. Inc.
                                     (1981-1985); previously, Limited Partner,
                                     Bear, Stearns & Co. Inc.

William J. Potter (++)                Director, The First Australia Fund, Inc.       49      1986           285
380 Lexington Avenue                 (since 1985), The First Australia Prime
Suite 1511                           Income Investment Company Limited (since
New York, NY 10168                   1986) and The First Commonwealth Fund, Inc.
                                     (since 1992); President, Ridgewood Group
                                     International Ltd. (investment banking)
                                     (since 1989); Director and Chairman of
                                     Finance, National Foreign Trade Association
                                     (USA); Director, Ridgewood Capital Funding,
                                     Inc. (NASD); Director, Impulsora del Fondo
                                     Mexico; Director, International Panorama

                                       11


                                                                                                       Shares of
                                                                                                        Common
                                                                                                         Stock
                                                                                                      Beneficially
                                                                                                       Owned and
                                            Present Office with the Fund,                              % of Total
       Name and Address of                    Principal Occupation or                      Director   Outstanding
     each Director or Nominee               Employment and Directorships          Age      Since    on 10/31/97 (1)
     ------------------------               ----------------------------          ---      -----    ---------------

                                     Resources Ltd.; Director, Voicenet, Inc.;
                                     Director, Alexandria Bancorp (banking group in Cayman Islands); Director, Battery
                                     Technologies, Inc.; Consultant, Trieste
                                     Futures Exchange, Inc.; Advisor, Guardian
                                     Capital Group; Partner, Sphere Capital
                                     Partners (corporate consulting)
                                     [(1989-1997)]; Director, Alexandria Bancorp
                                     Limited; Director, Canadian Health
                                     Foundation; Managing Director,
                                     Prudential-Bache Securities Inc.
                                     (1984-1989); First Vice President, Barclays
                                     Bank, plc (1982-1984); previously, various positions with Toronto Dominion Bank.

-----------

* Directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager or investment adviser. Mr. Jacobs is deemed to be an interested person because of his affiliation with Prudential Securities Incorporated, a broker-dealer registered under the Securities Exchange Act of 1934. Messrs. Freedman, Sherman and Maddock are deemed to be interested persons because of their affiliation with the Fund's investment manager and investment adviser, or because they are officers of the Fund or both.

+    Messrs. Aaronson, Sacks and Sheehy are members of the Audit Committee.

++ Messrs. Cutler, Elsum, Fraser and Potter are members of the Contract Review Committee.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. All shares listed in this table are owned with sole voting and investment power, and in the aggregate represent less than 1/4 of 1% of the total shares outstanding of common stock as of October 31, 1997. No shares of the Fund's preferred stock are owned by the Directors.


     Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

     The Board of Directors recommends that holders of common stock vote FOR the election of the four nominees to the Fund's Board of Directors.

                   PROPOSAL 2: ELECTION OF PREFERRED DIRECTORS

     The Fund has outstanding 3,000 shares of Auction Market Preferred Stock, Series A, par value $.01 per share; 3,000 shares of Auction Market Preferred Stock, Series B, par value $.01 per share; 2,000 shares of Auction Market Preferred Stock, Series C, par value $.01 per share; 4,000 shares of Auction Market Preferred Stock, Series D, par value $.01 per share; 2,000 shares of Auction Market Preferred Stock, Series E, par value $.01 per share; 2,000 shares of Auction Market Preferred Stock, Series F, par value $.01 per share; and 3,000 shares of Auction Market Preferred Stock, Series G, par value $.01 per share; 2,500 shares of Auction Market Preferred Stock, Series H, par value $.01 per share; and 2,500 shares of Auction Market Preferred Stock, Series I, par value $.01 per share.

     Section 18 of the 1940 Act requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two Directors at all times. David Manor and Marvin Yontef, who were elected to fill the two preferred stock Board seats and to represent exclusively the holders of all series of the Fund's preferred stock (the "Preferred Directors") at the Annual Meeting of Shareholders held on March 13, 1997, have been nominated to serve as Preferred Directors until the Annual Meeting of Shareholders to be held in 1999. The nominees have indicated an intention to continue to serve if elected and have consented to be named in this Proxy Statement.

     It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below. The Board of Directors of the Fund knows of no reason why either of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the holders of preferred stock shall recommend, and if no such recommendations are made, such substituted nominees as the Board of Directors may recommend.

     The following table sets forth certain information concerning each of the nominees as a Preferred Director of the Fund.


                                                                                                        Shares
                                                                                                     Beneficially
                                                Present Office with                                   Owned and
                                                the Fund, Principal                                   % of Total
                                              Occupation or Employment                  Director     Outstanding
Name and Address of Each Nominee             and Public Directorships           Age     Since      on 10/31/97 (1)
---------------------------------            ------------------------           ---     -----      ---------------

David Manor (**)                    Treasurer of the Fund, The First             57      1988             _
Level 3                             Australia Fund, Inc. and First Australia
190 George Street                   Prime Income Investment Company Limited;
Sydney, N.S.W. 2000                 Director and Treasurer, The First
Australia                           Commonwealth Fund, Inc. (since 1992);
                                    Executive Director, EquitiLink Australia
                                    Limited and EquitiLink Limited (since 1986);
                                    Director, EquitiLink International Management
                                    Limited (since 1987) and EquitiLink U.S.A.,
                                    Inc.

Marvin Yontef (**)                  Director, First Australia Prime Income       51      1989             _
P.O. Box 85                         Investment Company Limited; Partner,
5500 Commerce Court West            Stikeman, Elliott (Canadian law firm);
Toronto, Ontario M5L 1B9            Director and Executive Committee Member,
Canada                              Gordon Capital Corporation (Canadian
                                    investment dealer) (since 1996);
                                    Director, Pendaries Petroleum Ltd.
                                    (since 1996).

-----------

** Directors considered by the Fund and its counsel to be "interested persons" (which as used in this Proxy Statement is as defined in the 1940 Act) of the Fund or of the Fund's investment advisers. Mr. Manor is deemed to be an interested person because of his affiliation with the Investment Manager and Investment Adviser and because he is an officer of the Fund. Mr. Yontef is deemed to be an interested person because the law firm of which he is a Partner acts as legal counsel for the Investment Adviser and its parent.

(1) As of October 31, 1997, the Preferred Directors of the Fund owned no shares of the Fund's common or preferred stock.


     Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

     The Board of Directors recommends that the holders of preferred stock vote FOR the election of the two nominees as Preferred Directors to the Fund's Board of Directors.

             PROPOSAL 3: SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Price Waterhouse LLP, independent public accountants, to examine the financial statements of the Fund for the fiscal year ending October 31, 1998. Such appointment is now subject to ratification or rejection by the shareholders of the Fund.

         Audit services performed by Price Waterhouse LLP during the most recent fiscal year included examination of the financial statements of the Fund, services related to filings with the Securities and Exchange Commission and consultation on matters performed by the firm related to the preparation and filing of tax returns. The Fund knows of no direct or indirect financial interest of the firm in the Fund.

         Representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if they so desire.

         The  Board  of  Directors   recommends  that   shareholders   vote  FOR
ratification of the selection of Price Waterhouse LLP as independent public accountants for the fiscal year ending October 31, 1998.

                       PROPOSAL 4: AMENDMENT OF THE FUND'S
                FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
                  TO ALLOW INVESTMENT IN ASIAN DEBT SECURITIES

BOARD RECOMMENDATION

         At a special meeting of the Board held on August 25, 1997, the Fund's Investment Manager proposed that the Fund's investment policies be expanded to enable the Fund to invest up to 35% of its assets in Asian debt securities (the "Proposal"). The Investment Manager indicated that in its view, the relatively high level of interest rates available in Asian markets compared with interest rates prevailing in Australia and New Zealand offered an attractive opportunity to enhance the Fund's earnings above the current rate.

         In response to the Proposal, the Board selected a committee composed of four independent directors to give the Proposal in depth consideration and to report back to the full Board, taking into account the advice of an independent consultant with expertise in Asian markets. In early October of 1997, the Sub-Committee engaged Chase Securities Inc. ("Chase") on behalf of the Board, to act as the Fund's exclusive financial adviser and, in that connection, to review and analyze the Proposal and to prepare materials for distribution to the Board detailing the results of Chase's analysis and review with respect to the Proposal. Over the course of the next five months, the Sub-Committee met on numerous occasions in person and by telephone, both alone and with Chase representatives and with representatives of the Investment Manager, to discuss and pursue the ramifications of the Proposal. Chase also met with representatives of the Investment Manager and the Investment Adviser and reviewed and commented on draft reports outlining the Proposal prepared by the Investment Manager and the Investment Adviser.

         On February 25, 1998, Chase dispatched copies of the final report of the Investment Manager and the Investment Adviser dated February 20, 1998 (the "EquitiLink Report") together with copies of its own report (the "Chase Report") to all members of the Board. At a meeting of the Sub-Committee held on March 5, 1998, with all members of the Sub-Committee present, as well as Chase representatives, the Sub-Committee unanimously determined to recommend to the full Board that the Board recommend to the shareholders that the Fund's investment policies and investment restrictions be amended in order to enable the Fund to invest up to 35% of its assets in Asian debt securities.

         At a special meeting of the Board held on March 9, 1998, the full Board reviewed the Chase Report with a Chase representative and considered the Sub-Committee's recommendation. AFTER DISCUSSION, BY THE UNANIMOUS VOTE OF THE INDEPENDENT DIRECTORS, AS WELL AS THE UNANIMOUS VOTE OF THE FULL BOARD, IT WAS DECIDED TO RECOMMEND TO THE FUND'S SHAREHOLDERS THAT THE FUND'S INVESTMENT POLICIES AND INVESTMENT RESTRICTIONS BE AMENDED IN ORDER TO ENABLE THE FUND TO INVEST UP TO 35% OF ITS ASSETS IN ASIAN DEBT SECURITIES.

OTHER ASPECTS OF THE PROPOSAL

         As part of the Proposal to be approved by the Fund's shareholders, the Investment Manager is also proposing that, given sovereign credit ratings in Asia, the Fund be permitted to invest up to 15% of its total assets in Asian debt in securities rated, or if not rated, considered by the Investment Manager to be below investment grade at the time of investment, but not less than B-. It is also proposing that the Fund be permitted to use derivatives to manage currency and interest rate risk and to achieve transactional efficiencies with respect to the Asian portion of the portfolio. In addition, in all events, with the emergence in Australia of a domestic exchange traded interest rate derivatives market in the years since the commencement of the Fund, the Investment Manager expects to use derivatives with respect to the Fund's
Australian fixed income securities to allow the Investment Manager to modify interest rate risk and to adjust the Fund's duration or its positioning along the yield curve. The Investment Manager will not, however, use derivatives to hedge the Australian dollar currency risk, as it believes that a fundamental character of the Fund is to provide investment exposure to the Australian dollar.

BOARD CONSIDERATIONS

         In considering whether to recommend to shareholders that the Fund's investment policies and restrictions be amended to permit investment of up to 35% of the Fund's assets in Asian debt securities and in connection therewith, to permit the Fund to invest up to 15% of the Fund's total assets in Asian debt securities at the time of investment rated, or, if not rated, considered by the Investment Manager to be below investment grade, but not less than B-, and to use derivatives, the Board and the Sub-Committee took into account the risks involved in such a strategy.

         Although the Investment Manager's goal is to invest in Asian debt securities in order to increase the Fund's yield without negatively impacting total return, the Board was cognizant of the fact that the upheaval in Asian currency and bond markets has significantly altered the investment landscape for investors in these markets and that many investors in Asia, including unit holders in a fund which was organized by the Investment Manager in May 1997 and was sold in Canada, have suffered losses.

         The Board took into account that investment in Asian debt markets may expose the Fund to greater interest rate risk, foreign exchange risk, credit risk, political and economic risk ("event risk") and liquidity risk, than is currently the case. These risks, as well as risks associated with less transparent accounting and auditing standards and less developed legal systems, can, the Board recognized, increase the likelihood that losses in net asset value will more than offset the positive effect of higher apparent yields. In addition, the Board noted that the Fund's total investment return may be expected to become more volatile, and that the Fund's $600 million outstanding Auction Market Preferred Stock could exacerbate this increased volatility.

         The Board took into account that no more than 35% of the Fund's assets could be exposed to Asian markets, and that the Investment Manager would seek to mitigate risk through an active management style operating within pre-set risk limits. It also considered the fact that investors who do not wish to assume the greater risk associated with Asian investments would be able to sell their holdings to investors who seek higher yields, while accepting the concomitant increase in risk.

         The Board noted that at the Fund's inception in 1986, high interest rates in Australia, which were then in the range of 12%-14%, were indicative of the higher risk of investment in Australian debt as compared with investment in U.S. debt at that time, reflecting the fact that the Fund's initial charter had been to give U.S. investors exposure to higher interest rates that necessarily reflect a risk premium. Expanding the Fund's investment objective to include investment in Asian debt markets was, the Board concluded, consistent with the Fund's initial charter.

         The Board also noted that the Investment Manager indicated in the EquitiLink Report that in light of the prevailing uncertainties in the Asian market, it does not envisage investing the maximum allowable percentage of 35% of the Fund's assets into Asian securities immediately upon obtaining shareholder approval of the Proposal. The Investment Manager indicated in the EquitiLink Report that a combination of the proceeds of the sale of some of the Australian debt securities held in the Fund's portfolio, the reinvestment of maturing Australian debt securities in the portfolio and the proceeds of a likely rights offering be utilized to fund investment into Asia.

Given the fact that the Fund has engaged in four previous rights offerings and that such offerings are frequently dilutive to shareholders, the Sub-Committee determined that it would first seek the advice of an independent consultant with respect to the ultimate funding of investment in Asian securities through a rights offering.

         Appendix A contains extracts from EquitiLink's Report which further discusses the risks involved in Asian investment, risks associated with derivatives, its management of risk from derivatives and its management of credit risk, as well as the Investment Manager's review of structural changes in the Australian bond market. Appendix B describes S&P and Moody's ratings systems.

         The Board also took into account the Chase Report. The Chase Report stated that Chase had reviewed certain materials and considered financial and other factors that it deemed relevant, including, among other things:

               -- The Equitilink Report (including the appendices with respect thereto)

               -- certain publicly-available historical financial and operating data of the Fund including, but not limited to: the annual reports to shareholders of the Fund for the five fiscal years ended October 31, 1993, 1994, 1995, 1996 and 1997

               -- certain information relating to the Fund, including, but not limited to: (a) the assignment and scope of responsibilities of EquitiLink personnel as relates to managing the Fund's assets, (b) the resources available at EquitiLink with respect to managing the Fund if the proposed change in the investment policy is approved and (c) the investment process used by EquitiLink in managing the Fund's current portfolio as well as its approach to managing Asian emerging market debt securities

               -- the reported prices and trading activity for the common stock of the Fund

               -- U.S. and internationally domiciled fixed-income funds and their investments in Asian fixed-income securities

               -- certain risks associated with the Proposal

               -- with Dewe Rogerson, the Fund's public relations firm, the nature and extent of communications with the Fund's shareholders

               -- with Price Waterhouse, the Fund's accounting firm, certain tax and accounting matters pertaining to the Fund's operations and

               --  U.S.   closed-end  funds  that  recently  changed  investment
         objective

               Chase also confirmed that it had reviewed with the Sub-Committee issues pertaining to the proposed change in the Fund's investment policies and investment restrictions and had reviewed the EquitiLink Report with the Investment Manager and the Investment Adviser, as well as performing such other financial studies, analysis, and investigations as Chase deemed appropriate.

         The Chase Report noted that the following key assumptions are included in the EquitiLink Report with respect to the yields that can be obtained in
Asia:

               The recent upheaval experienced in the Asian currency and bond markets of the second half of 1997 has significantly altered the investment landscape for investors in Asian debt markets

               --  Yield  spreads  on  Asian  yankee   securities  have  widened
         dramatically in recent months, reflecting investors' requirement for an increase in risk premiums

               -- The larger risk premiums and wider bid-offer spreads reflect the current uncertainty by Asian debt markets players regarding the "fair value" for certain Asian credits

               -- In addition, interest rates on Asian local currency debt securities are also higher than prior to the recent financial crises as Asian countries have sought to attract needed capital inflows to the region and to restrict domestic credit growth

               -- Interest rates on Asian local currency debt instruments are expected to continue to trade at a premium to those offered in the more developed bond markets around the world over the intermediate term

               -- Over the long-term the risk premium can be expected to fall as Asian markets mature and develop, thus providing opportunities for capital appreciation

         Chase also stated in the Chase Report that the EquitiLink Report identified the following risks that are typically associated with investing in Asian securities:

         o     Political and Economic Risk

         o     Interest Rate Risk

         o     Foreign Exchange Risk

         o     Credit Risk

         o     Counterparty Risk

         o     Liquidity Risk

         o     Tax Risk

         o     Legal and Accounting Risk

         In addition, the Chase Report also reviewed, and addressed, among other things, the Investment Manager's discussion of the investment process it proposes to use to make investments in the Asian market, and the Investment Manager's outlook for Australian bond yields. On the basis of its review and analysis, Chase advised the Board that, having reviewed the assumptions and factual information presented by the Investment Manager and the Investment Adviser in their written materials supporting the proposed change in the Fund's investment policies, in Chase's view, the assumptions contained therein are appropriate and the factual information contained therein is accurate, in each case in all material respects.

AMENDMENTS TO THE FUND'S INVESTMENT POLICIES AND
INVESTMENT RESTRICTIONS

         The Fund's investment objective is current income through investment primarily in Australian debt securities, as well as incidental capital appreciation. If the Proposal is approved by the Fund's shareholders, the Fund's investment objective will remain unchanged. However, permitting the Fund to invest up to 35% of its assets in Asian debt securities and to use derivatives will require amendments to the Fund's investment policies and to its investment restrictions. Accordingly, the Board of Directors has approved, subject to approval by the stockholders, a change in the Fund's fundamental investment policies and investment restrictions to read as set forth below:

FUNDAMENTAL INVESTMENT POLICIES

         Portfolio Structure. It is expected that normally at least 65% of the Fund's total assets will be invested in Australian dollar denominated debt securities of Australian banks, federal and state governmental entities and companies as well as in Australian dollar denominated global or Eurobonds, whether or not the issuer is domiciled in Australia. To achieve its investment objective, the Fund may invest the balance of its total assets (1) in debt securities of Asian issuers, including securities issued by Asian governmental entities, as well as by banks, companies and other entities which are located in Asian countries, whether or not denominated in an Asian currency, (2) in debt securities of other issuers, including supranational issuers such as the World Bank, denominated in, or linked to, an Asian currency, (3) in debt securities which are denominated in New Zealand dollars of issuers, whether or not domiciled in New Zealand, and (4) in U.S. debt securities. The maximum country exposure to any one Asian country is limited to 15% of the Fund's total assets and the maximum currency exposure to any one Asian currency is limited to 10% of the Fund's total assets. With respect to Australian issuers and Australian dollar denominated global or Eurobonds, the Fund will invest only in debt securities for which there is an active secondary market. In order to accommodate investment in Asia where markets are less liquid, the balance of the Fund's investments may be in securities for which there is no established relevant market.

         During periods when, in the Investment Manager's judgment, economic conditions warrant a temporary defensive investment policy, the Fund may temporarily invest up to 100% of its assets in U.S. debt securities. The Fund will not invest in equity securities convertible into debt.

         It is the Fund's policy to limit its investments as to at least 50% of its total assets, to issuers or debt securities which are, at the time of investment, rated AA or better by S&P, or AA or better by Moody's, or which, in the opinion of the Investment Manager, are of equivalent quality. In addition, at least 65% of the Fund's investments must be rated, at the time of investment, A- or better by those rating agencies or be, in the Investment Manager's judgment, of equivalent quality. In order to accommodate investment in Asian markets, Asian debt securities may be purchased which, at the time of investment are rated by S&P or Moody's, or are judged by the Investment Manager, to be the equivalent of at least B-; provided, however, that in no event may Asian debt securities be purchased if their rating, at the time of purchase, would cause the Fund to have more than 15% of its total assets rated below investment grade of BBB, and provided further; that with the approval of the Fund's Board of Directors, the ratings of other recognized rating services may be used.

INVESTMENT RESTRICTIONS

         The Board has also approved certain conforming amendments to the investment restrictions which are necessary to fully implement the proposed amendments to the Fund's investment policies.

         It is proposed that the investment restriction which now states that the Fund may not:

         "Make short sales of securities or maintain a short position."

be amended to provide that the Fund may not:

         "Make short sales of securities or maintain a short position (other than with respect to the use of derivatives)."

         It is proposed that the investment restriction which now states that the Fund may not:

         "Buy or sell commodities, commodity contracts, real estate or interests in real estate (other than mortgage-backed securities or with respect to the use of derivatives)."

be amended to provide that the Fund may not:

         "Buy or sell commodities, commodity contracts, real estate or interests
         in  real  estate   (except   that  the  Fund  may   purchase  and  sell
         mortgage-backed securities)."

         In addition to the proposed amendments to the Fund's fundamental investment policies, the Fund's Board of Directors has approved changes in its investment policies which are not fundamental in order to provide for the use of derivatives. In order to give a complete statement of the Fund's investment objective and policies and investment restrictions, Appendix C sets forth the entire text of the Fund's Investment Objective and Policies as it will read upon amendment and the entire text of the Fund's Investment Restrictions as they will read upon amendment.

         The Board of Directors recommends that the holders of its common stock vote FOR the amendment to the Fund's fundamental investment policies and restrictions to allow the Fund to invest in Asian debt securities.

                                  OTHER MATTERS

         The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

                FURTHER INFORMATION ABOUT DIRECTORS AND OFFICERS

         Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers, Directors, investment manager or adviser, affiliates of the investment manager or adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the American Stock Exchange. Such persons are required by Securities and Exchange Commission regulations to furnish the Fund with copies of all such filings.

         Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 1997, all filing requirements applicable to its Reporting Persons were complied with.

         Committees and Board of Directors Meetings. The Board of Directors has a standing Audit Committee, which consists of certain Directors who are not interested persons of the Fund as defined in the 1940 Act. The principal purpose of the Audit Committee is to review the scope and results of the annual audit conducted by the Fund's independent public accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The Board of Directors also has a standing Contract Review Committee that reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the

Management Agreement, the Advisory Agreement and the Administration Agreement. The Board of Directors does not have a standing nominating or compensation committee.

         During the Fund's fiscal year ended October 31, 1997, the Board of Directors held four regularly scheduled meetings and one special meeting, the Audit Committee held two meetings, and the Contract Review Committee held one meeting. Each of the Directors then in office attended at least 75% of the aggregate number of meetings of the Board of Directors and all the Committees of the Board on which he served, except Messrs. Horsburgh, Jacobs and Knight each of whom attended only two of the five meetings of the Board of Directors. Mr. Knight attended at least 75% of the regularly scheduled meetings, but missed one of the special telephonic meetings due to technical difficulties.

         Officers of the Fund. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors and, with the exception of Messrs. Manor, Sechos, Stark and Kozlowski, and Mesdames Bancroft and Sananikome-Fletcher, all of whom have served since the Fund was organized in 1986, are as follows: Brian
M. Sherman, President; Laurence S. Freedman, Vice President; David Manor, Treasurer; Ouma Sananikome-Fletcher (age 39), Assistant Vice President, Chief Investment Officer; Barry G. Sechos (age 36), Assistant Treasurer; Eugene S. Stark (age 39), Chief Financial Officer & Assistant Treasurer; Kenneth T. Kozlowski (age 36), Assistant Treasurer; Roy M. Randall (age 61), Secretary; Allan S. Mostoff (age 65), Assistant Secretary; and Margaret A.
Bancroft (age 59), Assistant Secretary.

         The respective principal occupations of the Fund's officers are as follows: Messrs. Sherman and Freedman, shown above in the table of nominees and Directors under "Proposal 1: Election of Class I Directors"; David Manor, shown in the table of nominees as Preferred Directors under "Proposal 2: Election of Preferred Directors"; Ouma Sananikome-Fletcher, Investment Director, EquitiLink Australia Limited (since 1994) and Executive Director, Banque Nationale de Paris (1986-1994); Barry G. Sechos, General Counsel to the EquitiLink Australia Limited (since 1993), Director, EquitiLink Australia Limited (since 1994) and Solicitor, Allen, Allen & Hemsley (1986-1993); Eugene S. Stark, First Vice
President,  Prudential  Mutual Fund  Management,  Inc. (since 1990);  Kenneth T.
Kozlowski, Director, Prudential Investments (since 1996), Vice President, Prudential Mutual Fund Management, Inc. (1992-1996) and Fund Accounting Manager, Pruco-Life Insurance Company (1990-1992); Roy M. Randall, Partner of Stikeman, Elliott (Australian office of Canadian law firm); Allan S. Mostoff and Margaret A.
Bancroft, Partners of Dechert Price & Rhoads (U.S. law firm).

         Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager. EquitiLink International Management Limited (the "Investment Manager") serves as investment manager to the Fund and EquitiLink Australia Limited (the "Investment Adviser") serves as investment adviser to the Fund pursuant to a management agreement dated February 1, 1990 and an advisory agreement dated December 15, 1992.

         The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at Union House, Union Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is a wholly owned subsidiary of EquitiLink Limited, an Australian corporation. The registered offices of both the Investment Adviser and EquitiLink Limited are located at Level 3, 190 George Street, Sydney, N.S.W., Australia. EquitiLink Limited is a public company whose ordinary shares are listed on the Australian Stock Exchange Limited.

         Messrs. Freedman, Sherman and Manor, all Directors of the Fund, also serve as directors of the Investment Manager. Mr. Maddock, a Director of the Fund, is also chairman and managing director of the Investment Manager. In addition, Messrs. Freedman and Sherman are the principal shareholders of the Investment Manager, of which Mr. Manor is also a shareholder. Messrs. Freedman, Sherman and Manor also serve as, respectively, joint managing director, joint managing director and chairman, and executive director of the Investment Adviser. Messrs. Freedman and Sherman are the principal shareholders of EquitiLink Limited, of which Messrs. Maddock and Manor are also shareholders.

         During the fiscal year ended October 31, 1997, Professional Consultancy Services Limited, a limited company organized under the laws of Jersey, Channel Islands, provided administrative services to the Investment Manager in connection with its activities on behalf of the Fund and other U.S. and foreign investment companies and entities in return for a fee in the amount of $930,000. Mr. Maddock is a director and a principal shareholder of Professional Consultancy Services Limited.

         Compensation of Directors and Certain Officers. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 1997. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards of funds in the fund complex on which the Director serves.

                                                Compensation Table
                                            Fiscal Year Ended 10/31/97
                                                                                                            Total
                                                                  Pension or          Estimated          Compensation
                                              Aggregate           Retirement           Annual          From Registrant
                                            Compensation       Benefits Accrued       Benefits             and Fund
                                                From              As Part of            Upon             Complex Paid
     Name of Person, Position                Registrant         Fund Expenses        Retirement          to Directors
     ------------------------                ----------         -------------        ----------          ------------

     Directors:
     Anthony E. Aaronson                       $13,750               N/A                 N/A              $21,250(2)
     Sir Roden Cutler                          13,750                N/A                 N/A               29,250(3)
     David Lindsay Elsum                       13,750                N/A                 N/A               29,250(3)
     Rt. Hon. Malcolm Fraser                   13,750                N/A                 N/A               29,250(3)

                                       24

                                                                                                            Total
                                                                  Pension or          Estimated          Compensation
                                              Aggregate           Retirement           Annual          From Registrant
                                            Compensation       Benefits Accrued       Benefits             and Fund
                                                From              As Part of            Upon             Complex Paid
     Name of Person, Position                Registrant         Fund Expenses        Retirement          to Directors
     ------------------------                ----------         -------------        ----------          ------------

     Laurence S. Freedman                         0                  N/A                 N/A                    0(3)
     Michael R. Horsburgh                      13,750                N/A                 N/A               29,250(3)
     Harry A. Jacobs, Jr.                         0                  N/A                 N/A                    0(2)
     Howard A. Knight                          13,750                N/A                 N/A               21,250(2)
     Roger C. Maddock                             0                  N/A                 N/A                    0(3)
     Neville Miles                             13,750                N/A                 N/A               21,250(2)
     William J. Potter                         13,750                N/A                 N/A               29,250(3)
     Peter D. Sacks                            13,750                N/A                 N/A               21,750(2)
     John T. Sheehy                            13,750                N/A                 N/A               29,250(3)
     Brian M. Sherman                             0                  N/A                 N/A                    0(3)

     Preferred Directors:
     David Manor                                  0                  N/A                 N/A                           0(2)
     Marvin Yontef                             13,750                N/A                 N/A                      13,750(1)


                             ADDITIONAL INFORMATION

         Expenses. The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. Shareholder Communications Corporation ("SCC") may be retained to assist in the solicitation of proxies. If retained, SCC will be paid approximately $25,000 by the Fund and the Fund will reimburse SCC for its related expenses.

         Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about April 3, 1998. As mentioned above, SCC may be engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of SCC if the Fund has not yet received their vote. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

         In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Fund, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

         If a shareholder wishes to participate in the Meeting of shareholders, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby cancelling any proxy previously given.

         Vote Required. The presence at any shareholders' meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons names as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         Approval of the election of Class I Directors of the Board of Directors (Proposal 1) will require the affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented by proxy at the Meeting. Approval of the election of Preferred Directors of the Board of Directors (Proposal 2) will require the affirmative vote of the holders of a majority of the outstanding shares of preferred stock present or represented by proxy at the Meeting. Ratification of the selection of independent public accountants (Proposal 3) will require the affirmative vote of the holders of a majority of the outstanding shares of both the common and preferred stock present or represented by proxy at the Meeting, voting together as a single class. Approval of the proposed amendment to the Fund's investment objectives, policies and restrictions to allow investment in Asian debt securities (Proposal
4) will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended, and as used in this Proxy Statement means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. The outstanding voting securities of the Fund include both the common and preferred shares voting together as a single class.

         Abstentions will have the effect of a "no" vote on all proposals. Broker non-votes will have the effect of a "no" vote for Proposal 4 if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Meeting with respect to Proposal 4 and a majority of the applicable voting securities of the Fund present at the Meeting with respect to Proposals 1, 2 and 3.

         Shareholder Proposals. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 1999 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund within a reasonable time before the solicitation of proxies for such meeting.

                                     By Order of the Board of Directors,
                                     Roy M. Randall, Secretary

Gateway Center 3
100 Mulberry Street
Newark, New Jersey 07102
April 1, 1998

                                                                      Appendix A

         This Appendix A sets forth extracts from EquitiLink's Report which discussed risks involved in Asian investment and risks associated with the use of derivatives, as well as the management of risk from derivatives and management of credit risk. It also contains an extract of the Investment Manager's review of structural changes in the Australian bond market. The derivatives exposure and counterparty limits described in the extract concerning management of risk from derivatives represent the Investment Manager's current policies, which may be amended in consultation with the Board of Directors.

                       RISKS INVOLVED IN ASIAN INVESTMENT

         The following summarizes the main risks involved in investing in Asian bond and short term money market securities relative to similar types of securities in Australia and the US. In managing the Fund, the Investment Manager and Investment Adviser will manage all risks in accordance with their stated investment guidelines.

Interest Rate Risk. Changes in the level of interest rates, in the relevant markets in which the Fund invests will affect the market price of its portfolio securities and the net asset value of the Fund at any given time. These changes are usually more substantial in Asian countries where, for example, one-off 100 to 200 basis point interest rate changes are not uncommon. The level of interest rate risk will vary from country to country depending on political and economic factors and monetary policy.

Foreign Exchange Risk. Securities issued in Asian markets and denominated in an Asian country currency are subject to fluctuation in value due to changes in the value of the currency against the US dollar. A decline in the value of an Asian currency compared to the US dollar will give rise to a capital loss to the Fund. Income received from securities denominated in Asian currencies is also translated into and distributed in US dollars, so that a decline in the value of an Asian currency will result in a decline in income to the Fund.

         Investments made in the local currencies of an Asian country may not be freely convertible into other currencies. Exchange rate fluctuations and local currency devaluation could have a material effect on the value of these securities.

         Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. The Investment Manager expects to hedge foreign currency risks in accordance with its views by engaging in foreign currency exchange transactions. These may include buying and selling foreign currency options, foreign currency futures, options on foreign currency futures and swap arrangements. Many of these activities constitute "derivatives" transactions. See "Management of Derivatives" below.

Credit Risk. Under the proposal, the Fund will be permitted to invest up to 15% of total assets in Asian securities rated below investment grade. Investments in securities rated below investment grade are subject to greater market fluctuations and risk of loss of income and principal than investments in securities with investment grade credit ratings. The former will generally provide higher yields due to the higher premia required by investors for taking the associated credit risk.

         Investment in debt securities expose the Fund to credit risk (that is, the risk of default on interest and principal payments). Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers. During periods of economic downturn or rising interest rates, issuers of securities with a low credit rating may experience financial weakness that could affect their ability to make payments of interest and principal.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of securities with low credit ratings, especially in markets characterized by a low volume of trading.

         Unrated securities. Under the proposal, the Fund will be permitted to invest in unrated debt securities. Unrated securities, while not necessarily of lower quality than rated securities, generally do not have a broad market. Before purchasing an unrated security, the Investment Manager intends to analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security in order to assign a rating to the security.

         Below-investment grade securities. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Investment Manager will continuously monitor the issuers of securities held to determine whether the issuers have sufficient cash flows and profits to meet principal and interest payments.

         The achievement of the Fund's investment objective will be more dependent on the Investment Manager or the Investment Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Fund may retain a security the rating of which has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

         Lower quality debt securities tend to be highly leveraged. Their issuers may also not have available to them traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, issuers may not have sufficient revenue to meet their interest payment obligations. The issuer's ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supernational organizations such as the World Bank, and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to higher ranking creditors of the issuer.

         Lower quality debt securities occasionally have call or buy-back features that would permit an issuer to call or repurchase the security from the holder. The Investment Manager anticipates that such securities could be sold only to a limited number of dealers or institutional investors as there may not be an established retail secondary market for many of these securities, or where there is a market, the securities may not be easily tradable.

         The Fund may also incur additional expense to the extent that it is required to seek recovery on a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging Asian markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse may be diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, are also of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in the event of default by the governments under commercial bank loan agreements.

         The Investment Manager will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring such current trends as interest rates and political developments.

Counterparty Risk. The derivatives used for adjusting currency exposures or replicating underlying securities are usually over-the-counter ("OTC") securities. OTC securities carry credit risk associated with the counterparty institution. To manage this risk, the Investment Manager will only use counterparty institutions rated A- or better by recognized international ratings agencies.

         The counterparties for derivatives as proposed in the investment guidelines are as follows:

         o exchange traded derivatives -- recognized derivatives exchanges such as the Sydney Futures Exchange; and

         o over-the-counter derivatives -- financial institutions rated A-or better by a recognized international rating agency.

Political and Economic Risk. Securities of foreign issuers involve different, and sometimes greater, risks than securities of US and Australian issuers. Asian economies are considered to be more politically volatile than the traditional Western style democracies. Investments in securities of issuers in Asian countries involve political risk, including in some countries, the possibility of expropriation, confiscatory taxation or nationalization of assets, and the establishment of foreign exchange controls. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.

         With their strong reliance on international trade, the Asian economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs.

Liquidity Risk. The securities markets that exist in emerging Asian countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries.

         In some Asian countries there is no established secondary market for securities. Therefore, liquidity in these countries is generally low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values. Market quotations on many securities may only by available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.

Tax Risk. Income earned on investments in Asian countries may be subject to applicable withholding taxes and other taxes imposed by the governments of such countries. There can be no assurance that foreign tax laws will not be changed in a manner which adversely affects foreign investors.

         The tax code, assessment, collection and crediting systems of some Asian countries are currently under review. Local officials are given considerable leverage and discretion in fixing the level and amount of tax to which an investment may be subject.

Legal and Accounting Risk. The legal systems in many Asian countries are less developed than those in more developed countries, with the administration of laws and regulations often subject to considerable discretion. While the development of the legal systems is a positive step, there is a risk that foreign investors will be adversely affected by new laws or changes to existing laws.

         Accounting and auditing standards applied in certain Asian countries frequently do not conform with the accepted international standards used in Australia and the US. In some cases accounting policies, for example the use of the constant purchasing power method, can have a distortive effect. Also, substantially less financial information is generally publicly available about issuers in Asian countries and, where available, may not be independently verifiable.

         Leverage Risk. The Fund has issued US$600 million of Auction Market Preferred Stock (the "AMPS") which is tantamount to borrowing this sum of money. The AMPS create an opportunity for the Fund's holders of Common Stock to experience greater capital appreciation and higher yields, while at the same time increasing exposure to capital risk.

                  RISKS ASSOCIATED WITH THE USE OF DERIVATIVES

         Gains and losses on "derivatives" transactions depend on the Investment Manager's and Investment Adviser's' ability to predict correctly the direction on interest rates, securities prices, currency exchange rates, or other factors. Risks in the use of these derivatives include:

         o imperfect correlation between the prices of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged (basis risk);

         o the possible absence of a liquid secondary market for any particular derivative at any time (liquidity risk);

         o the potential loss if the counterparty to the transaction does not perform as promised (counterparty risk); and

         o the possible need to defer closing out certain positions to avoid adverse tax consequences (tax risk).

                       MANAGEMENT OF RISK FROM DERIVATIVES

         In expanding the Fund's investment parameters, it will be necessary for the Investment Manager to be able to use derivative securities in Asia. It would also be beneficial to have access to certain interest-rate derivative instruments in the Australian component of the Fund.

         The types of derivative activity anticipated under the new mandate include:

              o The ability to adjust Asian currency exposures in line with the Investment Manager's investment strategy. Adjustment would take place when considered prudent, based on the Investment Manager's assessment of future currency movements.

              o The scope to adjust duration and yield curve positions synthetically.

              o Substitution/replication for physical securities to provide flexibility in managing capital gains on the Fund's underlying securities, and to minimize transaction costs and achieve transactional efficiency.

         Asian derivatives. The use of derivative securities is a necessary prerequisite to the expansion of the Fund's investment parameters into Asia.

         There are two broad areas for which derivatives are required for Asian investing:

         1.   Use  of  derivatives for  adjusting exposures (adjustment/overlay)

              o Currency adjustment (overlays) -- By directly investing into Asia, the Fund will take on exposure to the currencies of the countries in which it holds securities. The Investment Manager will need to be able to adequately manage currency risk when the perceived outlook for a particular currency is for depreciation against other currencies. The most effective way of doing this is through the use of currency forwards (and occasionally options), which provide an efficient means of implementing currency overlay strategies.

              o Interest rate adjustment -- Investment in Asian "yankee bonds" involves exposure to both fluctuations in US interest rates and the credit standing of a particular Asian issuer. There may be times when the Investment Manager wishes to reduce the US interest rate exposure embedded in Asian yankee bonds. This can be done by selling US Treasury Bond futures.

         2. Derivatives as a substitute for physical securities (replication/substitution). Investment in Asian fixed income securities may at certain times be more efficiently achieved using derivative securities to replicate physical securities. These types of derivatives carry identical market price risks to the equivalent physical securities but provide a number of transactional benefits. For example, by using derivatives, the Investment Manager may be able to implement decisions at lower costs, increase the after-tax yield, obtain prices that are not available in the underlying cash market, or settle in US dollars.

         In less developed markets, liquidity and credit quality can be enhanced and transaction costs reduced by using derivatives rather than the underlying securities. This is due to the fact that the investor assumes the lower counterparty risk of the issuer of the derivatives (for example, an international bank rated A- or better), rather than that of a (local currency) domestic issuer. In certain circumstances, due to lack of available paper or government regulations, the only means of gaining exposure to particular Asian countries or countries is through derivatives.

         Australian derivatives. When the Fund was launched in April 1986, Australian derivatives markets were still in their infancy and the use of derivatives as a management tool was not widespread. As a result, the Fund's investment parameters did not permit derivatives to be used in managing the portfolio. In contrast, the Australian-sourced fixed income portfolios managed by the Investment Advisor allow the use of derivatives.

         With the emergence of an efficient domestic interest rate derivatives market in the years since the Fund's inception, it would now be more advantageous for the Fund to be permitted to hold cash-backed Australian interest rate derivatives. The use of derivatives for the Fund would allow the Investment Manager to modify interest rate risk, with the benefit of low transaction costs. Importantly, the use of derivatives would also enable the Investment Manager to adjust the Fund's duration or its positioning along the yield curve without the need to sell physical securities. This would be an advantage at times when the sale of physical securities may have an adverse impact on distributions, for example, where it would result in the realization of sizable capital gains or losses, or the sale of high coupon securities.

         The Investment Manager proposes that only the use of exchange-traded (as opposed to over-the-counter) interest rate derivatives be allowed in the Australian component of the Fund. The Investment Manager will not use derivatives where they would contravene the guidelines set by the rating agencies for AMPS issues.

         The Investment Manager does not propose to use currency derivatives to hedge $A currency risk associated with investments by the Fund in Australia. The Investment Manager believes that using currency derivatives for this purpose would alter the fundamental charter of the Fund, namely that investors assume exposure primarily to the Australian dollar as part of their investment in the Fund. However, where the outlook for the Australian dollar is considered by the Investment Manager to be better than an alternate currency that the Fund has assets in, the Fund would have the scope to increase the $A currency exposure above that of the underlying Australian assets.

         Derivatives exposures and counterparty limits. In general, derivatives will not be utilized to leverage the Fund. All futures and forwards are to be measured on a notional exposure basis and, therefore, they will be deemed to be cash-backed. All options positions are delta-adjusted.

         Over-the-counter derivatives. When dealing in over-the-counter derivatives, all bank counterparties must have a credit rating of at least A-. Only up to 5% of total assets may be put at risk in derivatives transactions with any single counterparty (aggregate interest rate and currency derivatives exposure ). A maximum of 10% of total assets may be at risk in currency-linked notes and a maximum of 2.5% of total assets may be at risk to any single counterparty in currency forwards which can be settled only in US dollars.

         Exchange-traded derivatives. A maximum of 35% of total assets may be at risk in exchange-traded derivatives. For derivatives traded on the Sydney Futures Exchange, the maximum gross exposure (long positions + short positions) will be of 20% of total assets and the maximum net exposure (long positions - short positions) will be 15% of total assets. A maximum of 20% of total assets may be at risk in derivatives traded on the Chicago Board of Trade. A maximum of 5% of total assets, excluding Japanese Government Bond ("JGB") futures, may be at risk in derivatives traded on any one Asian futures exchange. A maximum of 7% of total assets may be at risk in JGB futures contracts (traded on Singapore International Monetary Exchange and the Tokyo Stock Exchange).

                            MANAGEMENT OF CREDIT RISK

         At the upper end of the credit rating spectrum, recognised international ratings agencies such as S&P and Moody's provide extensive risk credit analysis for investors. However, in emerging markets such as Asia, where issues are often unrated or at the lower end of the credit risk spectrum, the Investment Manager believes that opportunities exist for skilled analysts to add value through extensive company research and detail credit assessment. The process of credit assessment in much of Asia's developing debt markets is similar to that undertaken when considering an equity investment, rather than a debt purchase.

Credit analysis is akin to equity investing

At the macro and sectoral level. An equity strategist must determine if the stockmarket as a whole is cheap or expensive. An assessment of each individual sector must also be carried out. Similarly, a credit strategist must determine if the credit market as a whole is cheap or expensive. As with stocks, an assessment of each individual sector must also be carried out.

At the security level. In stock investing, the analyst determines "fair value" for a stock price (discounting cash flows, price earnings rations), then compares that to the market price of the stock. The analyst also assesses qualitative factors, such as management capability. The goal is for the stock to rise in price.

         In debt investing, the analyst determines the likelihood of default (by assessing debt to equity levels, interest coverage, etc.), then compares that to the market price offered for that issuer. As with stock investing, the analyst must also assess qualitative factors, such as management capability. The goal is to ensure that the issuer will remain in business for the life of the security (i.e., to make interest payments plus return of principal).

Analytical process

         As a starting point, a view on the economic and individual sector outlooks for each country is developed by the Investment Advisor. Then a detailed assessment of the individual issuers in each market is undertaken. A summary of this process is set out below.

Top-down analysis

         Country allocation. The economic and political environment is analyzed to determine the overall credit climate in the relevant countries. These issues are determined at Asian Asset Allocation meetings.

         Sector allocation. Consideration is given to the relevant sector and the current exposure to this sector. Fund managers develop views on sectors from the macroeconomic research undertaken, and from periodic broker reports. They look at a range of factors including an industry's life cycle, shorter-term cyclical developments and expected changes in government policy that could affect. the profitability.

Company analysis

         Quantitative. Financial ratios and other data-related analysis provide a broad indication of the capacity of a company to remain in business. Areas researched include:

         o liquidity - to determine near-term solvency. While financial ratios vary across industries, two useful ratios in this category are the current ratio (current assets/current liabilities) and the quick ratio;

         o cashflow - to determine whether a company's operating cash flows are able to meet its investment and financing requirements;

         o leverage - to determine the amount of gearing, and the capacity to finance the borrowings, two ratios are used: the debt-to-equity ratio, and the interest coverage ratio;

         o credit structure - analysis of when a company's debt is maturing (and/or is redeemable by the holders), this amount, whether this is floating or fixed and the currency denomination, assists in determining the extent to which a company is exposed to a potential liquidity squeeze, as well as interest rate and foreign exchange fluctuations; and

         o profitability - ratios such as return-on-assets and return-on-equity provide a means of assessing management's operational ability to generate future earnings and the company's ability to earn an adequate return on shareholder equity. This provides an indication of whether the company will be able to raise capital in the future.

         Qualitative. Fund managers perform qualitative research to gain a thorough understanding of a company's growth and profit potential, financial position, capital requirements, competitive position, management quality, ownership structure and critical success factors. Issues considered include the company's long-term strategy, the skills and experience of management, whether there have been any recent changes, as well as details of related parties or substantial shareholders.

         Other forms of qualitative research include:

         o a review of the company's share price over time (to the extent that insider trading is less well-regulated in Asian markets, credit developments often show up first in the stock price, and then only later in the financial accounts or in the public domain);

         0 consideration of the terms of the debt, including right to recourse and whether the debt is secured with assets;

         o comparison of the price of the security with similar issues, taking into account credit ratings, maturity, country, industry and business and financial risks; and

         o company visits, when appropriate, to further analyse the company as part of the regular credit analysis visit program.

         External credit assessment. External credit assessment involves a review of rating agency (S&P and Moody's) reports and recent broker reports on the company. Fund managers will often contact the analysts who performed the research for these reports to probe further into certain issues.

         Once a company has been fully assessed, Fund managers determine whether the return on a security is adequate to compensate for the risks of investment.

         In addition to EquitiLink's internal team, the Investment Manager will utilize the resources of brokerage credit analysts throughout Asia.

STRUCTURAL CHANGES IN THE AUSTRALIAN BOND MARKET

         Australian bond yields fell in October to the lowest levels since the financial markets were deregulated in the early 1980s. Ten year bond yields traded at [levels] below 6%, which were similar levels to comparable US bonds. For maturities of up to seven years, Australian yields are lower than US yields. The Australian bond market has recorded the highest returns (in US dollar currency hedged terms) of all the major bond markets represented in the Salomon Brothers Index so far in 1997.

         The bond market strength has reflected a number of factors, including supportive international developments and cyclical weakness in Australia. However, more fundamentally, Australia's bond rally has also been driven by improvements in a range of structural factors and, in particular, the low inflation outlook.

         The Manager believes that Australian bond yields are likely to remain low by historical standards and that the differential between Australian and US bond yields will remain narrow for some time in future. The implications of this are twofold: firstly, while the fundamentals remain positive for Australian bonds, further significant capital gains are unlikely; and secondly, there is likely to be less yield enhancement out of the Australian bond market than has been seen in the past.

Lower Inflation. From the early 1990s the Reserve Bank of Australia adopted a 2% to 3% underlying (or core) inflation target. This target range was formalized in an exchange of letters between the Reserve Bank Governor and the Coalition Government, which was elected in March 1996.

         The 2% to 3% target contrasts with Australia's very poor historical inflation performance in the 1970s and 1980s, when inflation averaged around 8% to 9%. Over the last five years, however, Australian inflation has averaged around 2.4% (both headline and underlying), which is below the US inflation performance in the same period (closer to 3.0%).

         Inflation expectations have taken some time to adjust to the lower inflation regime. But over the last year or so, expectations in the financial markets, by consumers and by business have fallen to around the Reserve Bank's target range.

         Recent good inflation performance followed the opportunity provided by the 1990-91 recession to lock in lower actual and expected inflation. Another important factor has been the greater global focus by Governments and Central Banks on inflation containment. Pressure from other Central Banks (including the US Federal Reserve Bank) and from the international markets on Australia's Reserve Bank has been important in enabling the Reserve Bank to obtain broad political support for its target range.

         Looking ahead, we believe the Reserve Bank will be successful in achieving inflation within its target range for some considerable time. This could still mean that inflation could temporarily rise above the top end of the target range during the course of the business cycle. But such a development would be likely to prompt tighter monetary policy, which would eventually succeed in slowing the economy and bringing inflation back within the target range. This lower inflation outlook provides a solid valuation anchor for Australian bonds.

An Improving Current Account Deficit. The improved fiscal performance contrasts with Australia's current account deficit, which is amongst the highest among the industrial countries. This has reflected a combination of a steady decline in national saving and periods of strong investment growth. During the 1980s these factors combined to lift Australia's external debt levels from around 10% to around 40%. Consequently, the ongoing costs of servicing that debt increased and added a structural element to the current account deficit.

         In recent years, with more moderate economic growth, investment spending has declined and there has been a cyclical improvement in the current account deficit. Lower global interest rates have also reduced the servicing costs of Australia's external debt.

         More fundamentally, there are a number of structural factors which will help to improve Australia's longer term savings performance. First, the Federal budget position is being wound back to an underlying surplus and State budgets are projected to remain close to balance. Second, increases in compulsory retirement saving are estimated to raise national saving by around 2% by the year 2002. Third, the Government has introduced a number of taxation incentives to encourage greater discretionary savings. Higher national savings will reduce the saving-investment imbalance and Australia's reliance on overseas savings.

         The current account deficit has been an important factor for Australia's international risk premium in financial markets -- especially for bonds. A lower longer term current account deficit outlook will therefore help to maintain the recent relatively low risk premium for Australia.

Structural Reforms. Since the early 1980s, Commonwealth and State Governments have undertaken a road range of structural reforms designed to make the economy more competitive and raise productivity. These reforms include: financial market deregulation; floating the exchange rate; privatization of Government owned enterprises; lower tariffs and increased competition in the telecommunication and transport industries.

         There have also been some labor market reforms with a closer linkage between wage outcomes and productivity at the enterprise level. This more decentralized wage setting process means that high wage settlements in some sectors are unlikely to spill across into broader wage pressure.

         These structural reform initiatives appear to be paying dividends. In a recent report, Australia's Industry Commission estimated that multi-factor productivity (i.e., incorporating the effect of increases in both capital and labor) was now running at around 2% pa compared with an average of 1.5% pa over the past 25 years.

Political Stability. Australia enjoys a high degree of political stability, with a broad political consensus about economic and social policy. Both major political parties have shown that, in Government, they are committed to stable macroeconomic policy and continued structural reform. The differences between the major parties are more about the pace and extent of reform, rather than the broad direction.

         The Australian Labor Party, which was in Government from 1983 to 1996, initiated many of these reforms. The Coalition (Liberal-National Party Government), elected in March 1996, has continued on the reform path and ventured further into deregulating the labor market. Overall, international markets are comfortable with Australia's political environment.

Less Financial Market Volatility. In the 1970s and 1980s, there was considerable volatility in Australia's inflation rate and in the Australian dollar. These factors would have added to Australia's international risk premium. More recently the low inflation record has meant a more certain financial market environment. In the case of the Australian dollar, the combination of a low and stable inflation regime and an increasing shift towards manufactured and service exports has seen a more stable exchange rate.

VALUATIONS

         The table below sets out our valuations for the Australian ten year bond yield. The valuation methodology starts from a US "real" base (adjusted for inflation expectations), which could be interpreted as a global real interest rate.

         Lower global real interest rates should gradually flow from tighter global fiscal policy -- especially in Europe (to meet the EMU fiscal criteria), the US and in Japan (which is facing a fiscal burden because of its aging population). Lower global inflation uncertainty should also mean that real yields could be lower and more stable.

         An historical Australian real risk premium is then calculated. In the Manager's judgment, Australia should enjoy a lower than historical risk premium in future, based on the structural factors cited above. The prospective Australian real risk premium is projected to be around, or perhaps a little above, current levels. The final building block is inflation. As discussed, the Reserve Bank is expected to meet its 2% to 3% underlying inflation target in the longer term. All this suggests that a fundamental valuation for Australian ten year bonds is in the 6% to 6.5% range (about current levels), rather than the 10% historical average.

Australian 10 Year Bond Market Valuation (%)

            ----------------------------------------|---------------|-------------------|-------------------
                                                    |Historical(a)  |Current(b)         |Prospective(c)
            ----------------------------------------|---------------|-------------------|-------------------
            ----------------------------------------|---------------|-------------------|-------------------
            Real US Yield                           |3.4            |3.3                |3-3.5
            ----------------------------------------|---------------|-------------------|-------------------
            ----------------------------------------|---------------|-------------------|-------------------
            Australian Real Risk Premium            |1.4            |0.15               |0.2-0.7
            ----------------------------------------|---------------|-------------------|-------------------
            ----------------------------------------|---------------|-------------------|-------------------
            Australian Inflation Expectation        |6.2            |2.8                |2-3
            ----------------------------------------|---------------|-------------------|-------------------
            ----------------------------------------|---------------|-------------------|-------------------
            Total Nominal Yield                     |11.0           |6.25               |6-6.5(d)
            ----------------------------------------|---------------|-------------------|-------------------

(a) "Real" yields for US and Australia are derived by deducting from the historical (1983-1997) nominal bond yield an estimated inflation expectation (an average of contemporaneous inflation and a moving 10 year average inflation rate).

(b)    Real US yields derived as in (a).

(c) Ranges based on slightly lover than historical averages for real US yield; slightly higher than current real risk premiums; and Reserve Bank's target range for inflation.

(d)    Central tendency.

                         ASIAN MARKET REVIEW AND OUTLOOK

BACKGROUND

         Over the past six months, many of the Asian currencies and asset markets have undergone significant declines with the most extreme moves seen in Indonesia, Malaysia, South Korea and Thailand.

         Domestic interest rates have risen sharply in most countries, taking the corporate sector to the brink of insolvency as companies struggle to cope with growing debt levels and a rapidly slowing economy. With the weak banking sectors getting deeper into financial trouble and foreign reserves falling rapidly, international credit rating agencies S&P and Moody's downgraded sovereign ratings of several countries in the region. In the cases of Indonesia, Thailand and South Korea, credit ratings have been downgraded by several notches to below investment grade.

         For many Asian countries, the current problems can be traced back to the huge inflows of capital in the early 1990s. These inflows were attracted to the region for various reasons including higher economic growth rates, booming stockmarkets and higher interest rates, and -- with pegged exchange rates -- with minimal currency risk. Ironically, these inflows were one of the main causes of the region's crisis as they led to easy credit by the finance sector, overbuilding by the property sector and economic overheating. The problems started to show up first in Thailand, where the real exchange rate had appreciated considerably, exports slowed down, and the growing current account deficit was increasingly being financed by short-term inflows. In July 1997, as these problems became unsustainable, the Thai baht was allowed to float-freely and suffered a significant devaluation, shaking investor confidence in the region.

IMF ASSISTANCE AND REFORMS

         With the Thai, Indonesian and South Korean economies suffering from huge capital outflows and rapidly depreciating currencies, all three turned to the International Monetary Fund ("IMF") in the second half of 1997, seeking financial support. After intense negotiations, the IMF put into place bailout packages for these three countries totalling US$112 billion1. These packages included financial support not only from the IMF but other multilateral institutions and governments. The official sector support is seen to be a very serious effort to defend sovereign creditworthiness due in part to concerns about the impact on other emerging economies of a sovereign default in Asia.

         The main objective of the IMF-3 governments in the short term is to restore investor confidence -- the announcements of economic and financial reforms under IMF guidance are important in this context. However, in order to ensure that investor confidence is maintained over the longer term, the governments need to display leadership and a strong commitment to reforms.

         In South Korea, several financial reform bills were passed in late December. A new supervisory agency for the banking, securities and insurance industries will be set up, and restrictions on foreign investment in the Korean equity and fixed income markets have been eased. More stringent capital adequacy requirements and loan provisions for financial institutions will be implemented. In December, Thai authorities closed 56 of the 58 previously suspended finance companies, under the first phase of Thailand's financial sector reform. Indonesia has also announced proposals for the partial merger of the seven state banks into three entities, while Malaysia has also begun to merge its finance companies. The Philippines authorities, anticipating an increase in loan defaults in light of slower economic growth outlook have increased the provision for non-performing loans to 2% of total reserves this year, instead of in the year 2000 as earlier planned.

GROWTH TO SLOW SIGNIFICANTLY OVER NEXT FEW YEARS

         The overall result of the developments in the second half of 1997 has been a significant downgrading of growth expectations for the Asian region -- economic growth is expected to be negative in 1998 in the IMF-3 countries, quite dramatic considering the group has sustained an average growth rate of about 7% in the past 15 years. This slowdown in growth will come from a number of factors including: (1) central banks maintaining tight monetary conditions in an attempt to curb continued attacks on their currencies and to bring down credit growth and contain inflation; (2) government efforts to tighten fiscal policy, mainly via cutbacks on import intensive infrastructure projects (to rein in current account deficits); (3) reduced investment spending as corporations adjust to higher domestic interest rates and higher foreign currency liabilities resulting from the lower exchange rates; and (4) reduced consumer demand due to wealth effects from falling property and stock markets as well as higher interest rates.





_________________________

1 Thailand US$17 billion, Indonesia US$38 billion and South Korea US$57 billion.

LONG TERM OUTLOOK STILL POSITIVE

         While there is little doubt that the Asian region faces a marked slowdown in growth, Asia as a region is still expected to achieve moderate rates of growth in coming years. This is because, despite the recent turmoil, Asia's strong longer term fundamentals remain intact:

         o Savings rates are amongst the highest in the world, around double those of the OECD.

         o Fiscal balances remain in balance or surplus in most Asian countries, even during the current turmoil.

         o    Education levels are still ahead of many comparable competitors.

         These positive conditions are expected to support the ultimate return and continuation of strong foreign direct investment flows, particularly as competitiveness has been largely restored following the massive currency devaluations. Exporters and domestic manufacturers competing against imports will benefit most from the weaker currencies and this will have positive implications for the current account. Signs of this are already being seen in Thailand and South Korea, where the trade accounts have seen a significant turnaround in late 1997.

         Moves by Asian governments towards floating currency regimes also have positive longer term implications. In particular, a flexible exchange rate system should lead to more effective macroeconomic management through the business cycle and encourages a more efficient allocation of resources.

         Exchange rate flexibility is expected to prevent the emergence of imbalances. Flexibility (1) enables autonomous and effective monetary policy by insulating domestic interest rates from yield levels in world market; (2) generally tends to reinforce monetary policy, for example, rising interest rates after a policy tightening lead to a stronger currency, discouraging exports and bolstering imports, a welcome contribution to ease demand; and (3) has the advantage of providing greater scope for authorities to smooth out asset price cycles.

         To the extent that previous exchange rate regimes allowed policy makers to gloss over supply side shortcomings, careful attention now will have to be paid to the issues that really matter in determining the value of an exchange rate, such as the quality of the institutions (e.g., legal, regulatory, supervisory), infrastructure, labor and capital.

         Michael [Camdessus], Managing Director of the IMF recently said "the region's success over the past couple of decades . . . was no miracle. Rather it was the result of good policies that fostered saving and investment, including in human development; encouraged innovation and entrepreneurship and a quick response to market signals; and promoted trade. Recent developments have not wiped out past achievements. On the contrary, the region's longer term fundamentals -- including its high domestic savings rates, strong fiscal positions, dynamic private sectors, and competitiveness -- remain favorable. Moreover, most Asian countries still have a long way to go to catch up with advanced economies." ("Rebuilding Confidence in Asia", IMF Speech, December 2, 1997.)

         [Camadessus] also believes that ". . .with a lucid diagnosis of problems, without complacency, and with appropriate economic adjustments now and sound policies in the future, these countries will be able to rekindle -- in a sustainable way -- high rates of growth in the coming years." (Source: as above).

         Recent events also have had positive implications for the development of domestic capital markets. While in the past, many local corporations were able to access "cheap" funding from offshore, the additional exchange rate risk now makes domestic funding a necessary alternative. As a result, the domestic debt market should become deeper and more liquid, and the maturity profile of debt is expected to lengthen.

SHORT TERM RISKS REMAIN

         The positive underlying fundamentals, together with the long overdue financial sector reforms that are taking place and tough disciplines being instilled, provide a positive backdrop for investment in the Asian markets over the long term. In the near term, however, significant risks remain in investing in the Asian markets.

         A complete loss of confidence in the Indonesian leadership has led to a virtual free fall in the Indonesian rupiah over the past few weeks, dragging the other regional currencies down with it. The rupiah has devalued by approximately 80% over the past year to end January 1998, and this has led to mounting concerns that the Indonesian corporate sector will not be able to repay their sizeable short-term foreign debts. Massive job layoffs, rising interest rates and surging food prices have led to civil unrest -- and, with the socio-economic situation at its worst for over 25 years, pressure is growing for President Soeharto to step down. With elections due in Indonesia in March this year, the heightened political risk is likely to prevent the Indonesian rupiah from making any significant recovery in the near term.

         The outlook, in other parts of Asia, is better. In Thailand and South Korea, the changes in government late last year appear positive. December's Korean debt rollover and Kim Dae-Jung's firm actions since his election have helped to alleviate concerns of a sovereign default. Since downgrading the South Korean sovereign rating to B+ on 22nd December 1997, S&P has most recently revised the credit rating outlook from "negative" to "developing". Whether Korea's credit rating moves up or down from here depends critically on the outcome of debt restructuring negotiations taking place at time of writing between Korean officials and creditors in New York.

                                                                      Appendix B

                                  BOND RATINGS

Moody's Investors Service, Inc.

         Aaa: Bonds which are rated Aaa judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Unrated: When no rating has been assigned or when no rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         1. An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemptions; or for other reasons.

         Note: Those bonds in the Aa, A and Baa groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa-1, A-1 and Baa-1.

Standard & Poor's Corporation

         AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

         A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

         Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                                                      Appendix C

                      NEW INVESTMENT OBJECTIVE AND POLICIES

         If Proposal Number 4 is approved by shareholders, the Fund's investment policies and investment restrictions would read in their entirety as follows:

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective and Policies

         The Fund's investment objective is current income through investment primarily in Australian debt securities. The Fund may also achieve incidental capital appreciation. The investment objective and the fundamental investment policies set forth in the following three paragraphs and under the caption "Investment Restrictions" may not be changed without the approval of the holders of a majority of the outstanding shares of the Common Stock and the Preferred Stock, voting together as a single class, as well as by the holders of a majority of the outstanding shares of the Fund's Preferred Stock voting as a separate class without regard to series. A majority vote, as defined by the 1940 Act, means the affirmative vote of the lesser of (i) 67% of the relevant shares represented at a meeting at which more than 50% of such shares are represented, or (ii) more than 50% of the relevant shares.

Portfolio Structure

         It is expected that normally at least 65% of the Fund's total assets will be invested in Australian dollar denominated debt securities of Australian banks, federal and state governmental entities and companies as well as in Australian dollar denominated global or Eurobonds, whether or not the issuer is domiciled in Australia. To achieve its investment objective, the Fund may invest the balance of its total assets (1) in debt securities of Asian issuers, including securities issued by Asian governmental entities, as well as by banks, companies and other entities which are located in Asian countries, whether or not denominated in an Asian currency, (2) in debt securities of other issuers, including supranational issuers such as the World Bank, denominated in, or linked to, an Asian currency, (3) in debt securities which are denominated in New Zealand dollars of issuers, whether or not domiciled in New Zealand, and (4) in U.S. debt securities. The maximum country exposure to any one Asian country is limited to 15% of the Fund's total assets and the maximum currency exposure to any one Asian currency is limited to 10% of the Fund's total assets. With respect to Australian issuers and Australian dollar denominated global or Eurobonds, the Fund will invest only in debt securities for which there is an active secondary market. In order to accommodate investment in Asia where markets are less liquid, the balance of the Fund's investments may be in securities for which there is no established relevant market.

         During periods when, in the Investment Manager's judgment, economic conditions warrants a temporary defensive investment policy, the Fund may temporarily invest up to 100% of its assets in U.S. debt securities.
The Fund will not invest in equity securities convertible into debt.

         It is the Fund's policy to limit its investments as to at least 50% of its total assets, to issuers or debt securities which are, at the time of investment, rated AA or better by S&P, or Aa or better by Moody's, or which, in the opinion of the Investment Manager, are of equivalent quality. In addition, at least 65% of the Fund's investments must be rated, at the time of investment, A- or better by those rating agencies or be, in the Investment Manager's judgment, of equivalent quality. In order to accommodate investment in Asian markets, Asian debt securities may be purchased which, at the time of investment are rated by S&P or Moody's, or are judged by the Investment Manager, to be the equivalent of at least B-; provided, however, that in no event may Asian debt securities be purchased if their rating, at the time of purchase, would cause the Fund to have more than 15% of its total assets rated below investment grade of BBB, and provided further; that with the approval of the Fund's Board of Directors, the ratings of other recognized rating services may be used.

         The Fund may enter into repurchase agreements with banks and broker-dealers pursuant to which the Fund may acquire a security for a relatively short period (usually no more than a week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund's Board of Directors, i.e., banks or broker-dealers which have been determined by the Fund's Investment
Manager to present no serious risk of becoming involved in bankruptcy proceedings within the period contemplated by the repurchase transaction.

         The Fund may, in respect of the Asian portion of its portfolio, use derivatives to manage currency and interest rate risk and as a substitute for physical securities. The Fund may also use derivatives with respect to its Australian investments to manage interest rate risk through investing in exchange traded interest rate derivatives. However, it will not use derivatives to hedge Australian currency risk, except in connection with currency forward contracts used in connection with the transfer of cash to the United States.

         As a non-diversified company, there is no investment restriction on the percentage of the Fund's assets that may be invested at any time in the securities of any issuer. However, the Fund intends to limit its investments in the securities of any issuer, except for securities issued or guaranteed as to payment of principal and interest by Australian or New Zealand commonwealth or state governments or their instrumentalities, to 5% of its assets at the time of purchase. The Fund may invest without limitation in securities of Australian governments or governmental entities and may invest up to 25% of its assets at the time of purchase in New Zealand government securities. The Fund intends to invest in a variety of debt securities, with differing issuers, maturities and interest rates, and to comply with the diversification and other requirements of the Code applicable to regulated investment companies so that the Fund will not be subject to U.S. federal income taxes on its net investment income. See "Taxation -- United States." [The average U.S. dollar weighted maturity of the Fund's portfolio is not expected to exceed 10 years.]

                             INVESTMENT RESTRICTIONS

         The Fund may not:

         1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

         2. Make short sales of securities or maintain a short position (other than with respect to the use of derivatives).

         3. (a) Issue senior securities, except (i) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing agreement permitted by those investment restrictions and (ii) that the Fund may issue one or more series of its preferred stock, if permitted by the Articles; or (b) borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed) and will not make additional investments while any such borrowings are outstanding.

         4. Buy or sell commodities, commodity contracts, real estate or interests in real estate (other than mortgage-backed securities or with respect to the use of derivatives).

         5. Make loans (except that the Fund may purchase debt securities whether or not publicly traded or privately placed or may enter into repurchase and securities lending agreements consistent with the Fund's investment policies).

         6.   Make  investments  for  the  purpose  of  exercising   control  or
              management.

         7. Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio),

         8. Invest more than 25% of its total assets at the time of purchase in any one industry (including banking) except that the Fund will invest over 25% of its total assets in securities issued or guaranteed, as to payment of principal and interest, by Australian governments or governmental entities. U.S. government securities are excluded from this restriction.

COMMON STOCK

             PROXY THE FIRST AUSTRALIA PRIME INCOME FUND, INC. PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  Annual Meeting of Shareholders - May 7, 1998

         The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of The First Australia Prime Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. to be held at One Seaport Plaza, New York, New York, on May 7, 1998, at 3:00 p.m., New York City time, and any adjournment or postponement thereof.

         Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR items (1), (3) and (4).

1. The election of four Directors to serve as Class I Directors for a three-year term:

FOR all nominees listed below                    WITHHOLD AUTHORITY
(except as marked to the contrary                to vote for all nominees
 below)                           [ ]            listed below             [ ]

       Nominees: Anthony E. Aaronson, Roger C. Maddock, Neville Miles and
                                 John T. Sheehy.

    (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.)

--------------------------------------------------------------------------------

3. Ratification of the selection of Price Waterhouse LLP as independent public accountants.

                         [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

4. Approval of an amendment to the Fund's fundamental investment policies and restrictions to allow the Fund to invest in Asian debt securities.

                         [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

         The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

                                        Please  sign  exactly  as  your  name or
                                        names  appear  hereon.  When  signing as
                                        attorney,    executor,    administrator,
                                        trustee or guardian, please give your full title or status.


                                        -------------------------------------
                                        (Signature of Shareholder)



                                        -------------------------------------
                                        (Signature of Joint Tenant, if any)

                                        Date                        , 1998
                                             -----------------------

            PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED

AUCTION MARKET PREFERRED
STOCK, SERIES A-I

             PROXY THE FIRST AUSTRALIA PRIME INCOME FUND, INC. PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  Annual Meeting of Shareholders - May 7, 1998

         The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the Auction Market Preferred Stock, Series A-I, of The First Australia Prime Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. to be held at One Seaport Plaza, New York, New York, on May 7, 1998, at 3:00 p.m., New York City time, and any adjournment or postponement thereof.

         Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR items (2), (3) and (4).

2. The election of two Directors to represent the interests of Preferred Stock for the ensuing year:

FOR all nominees listed below                    WITHHOLD AUTHORITY
(except as marked to the contrary                to vote for all nominees
 below)                            [ ]           listed below              [ ]

                    Nominees: David Manor and Marvin Yontef.

    (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.)

--------------------------------------------------------------------------------

3. Ratification of the selection of Price Waterhouse LLP as independent public accountants.

                         [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

4. Approval of an amendment to the Fund's fundamental investment policies and restrictions to allow the Fund to invest in Asian debt securities.

                         [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

         The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

                                        Please  sign  exactly  as  your  name or
                                        names  appear  hereon.  When  signing as
                                        attorney,    executor,    administrator,
                                        trustee or guardian, please give your full title or status.



                                        (Signature of Shareholder)



                                        (Signature of Joint Tenant, if any)

                                        Date                       , 1998
                                             ----------------------

            PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED